UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 28, 2016

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:                   (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Hennessy Advisors, Inc. was held January 28, 2016.  At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2017 by the votes indicated:

	For	Withheld	Broker Nonvotes

Neil J. Hennessy	3,081,651	38,214	1,538,719

Teresa M. Nilsen	3,045,564	74,301	1,538,719

Daniel B. Steadman	3,044,764	75,101	1,538,719

Henry Hansel	3,073,651	46,214	1,538,719

Brian A. Hennessy	3,036,764	83,101	1,538,719

Daniel G. Libarle	3,073,651	46,214	1,538,719

Rodger Offenbach	3,073,651	46,214	1,538,719

Susan W. Pomilia	3,073,651	46,214	1,538,719

Thomas L. Seavey	3,073,651	46,214	1,538,719

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstained	Broker Nonvotes
Ratification of the selection of Marcum LLP as the independent registered public accounting firm for Hennessy Advisors, Inc. for fiscal year 2016	4,654,062	100	4,422	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

February 3, 2016                                                                By:     /s/ Daniel Steadman
Daniel Steadman
Executive Vice President

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